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                                                                 Exhibit 10.16.2


                     WESTCORP EMPLOYEE STOCK OWNERSHIP PLAN

                     AND SALARY SAVINGS PLAN (RESTATED 2001)

                                AMENDMENT NO. ONE



            The Westcorp Employee Stock Ownership Plan and Salary Savings Plan is hereby amended effective January 1, 2001 as follows:


Section 7.4

            Section 7.4 is hereby amended by addition of subsection (e) to read as follows:

            (e) For purposes of this Section 7.4, a Participant who has or had a zero vested interest in his Account at the time of his Severance shall be deemed to have received a distribution of his entire vested interest in his Account as of the date of his Severance.


            To signify its adoption of this Plan Amendment, Westcorp has caused its duly authorized officer to execute this document.


Dated: __________________                      WESTCORP,
                                               a California corporation


                                               By _________________________
                                               Its ________________________